UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2020
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Trading Symbol
Common Stock, par value $.01 per share         APTS                 NYSE

Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 18, 2020, PCC TALLAHASSEE, LLC, a Delaware limited liability company ("Tallahassee Seller"), PCC ORLANDO, LLC, a Delaware limited liability company ("Orlando Seller"), PCC COLLEGE STATION, LLC, a Delaware limited liability company ("College Station Seller"), PCC LUBBOCK, LLC, a Delaware limited liability company ("Lubbock Seller"), PCC WACO, LLC, a Delaware limited liability company ("Waco Seller"), PCC TEMPE, LLC, a Delaware limited liability company ("Tempe Seller"), HAVEN CAMPUS COMMUNITIES-KENNESAW, LLC, a Delaware limited liability company ("Kennesaw Seller"), and HAVEN CAMPUS COMMUNITIES-CHARLOTTE, LLC, a Georgia limited liability company ("Charlotte Seller", and together with Tallahassee Seller, Orlando Seller, College Station Seller, Lubbock Seller, Waco Seller, Tempe Seller and Kennesaw Seller, jointly and severally, "Seller") entered into that certain Second Amendment to a Purchase and Sale Agreement (the “Second Amendment”) with TPG REAL ESTATE PARTNERS INVESTMENTS, LLC, a Delaware limited liability company ("Purchaser"), which amended that certain Purchase and Sale Agreement dated July 31, 2020 by and among Seller and Purchaser, as amended by that certain First Amendment to Purchase and Sale Agreement dated August 7, 2020 by and among Seller and Purchaser (collectively, as amended, the "Purchase Agreement") in order to dispose of its portfolio of eight student housing communities (the "Student Housing Portfolio") and other student housing related assets for an aggregate gross purchase price of $478.7 million, exclusive of acquisition-related and financing-related transaction costs. Each Seller is an indirect subsidiary of Preferred Apartment Communities, Inc. (the "Company").

The Student Housing Portfolio consists of the following student housing communities: (1) NxNW, a 679-bed student housing community located in Tallahassee, Florida ("NxNW"); (2) Knightshade, an 894-bed student housing community located in Orlando, Florida ("Knightshade"); (3) The Tradition, an 808-bed student housing community located in College Station, Texas ("The Tradition"); (4) The Bloc, a 556-bed student housing community located in Lubbock, Texas ("The Bloc"); (5) Ursa, an 840-bed student housing community located in Waco, Texas ("Ursa"); (6) SoL, a 639-bed student housing community located in Tempe, Arizona ("SoL"); (7) Stadium Village, a 792-bed student housing community located in Kennesaw, Georgia near Atlanta, Georgia ("Stadium Village"); and (8) Rush, an 887-bed student housing community located in Charlotte, North Carolina ("Rush", and together with NxNW, Knightshade, The Tradition, The Bloc, Ursa, SoL and Stadium Village, each a "Disposed Community" and collectively, the "Disposed Communities").

The material terms of the Purchase Agreement provide for: (i) an examination period that expired on July 30, 2020 (the “Due Diligence Period”); (ii) a non-refundable earnest money deposit of $10.0 million due at the expiration of the Due Diligence Period that was deposited with the escrow agent on August 3, 2020; (iii) a Purchaser’s financing contingency to close based on obtaining acceptable debt financing terms, which Purchaser waived pursuant to the Second Amendment; subject to Fannie Mae terminating its previously issued loan commitment based on the occurrence of a material adverse event that affects the value or marketability of the sale of the loan financing to Fannie Mae; and (iv) a Purchaser’s contingency to close based on achieving at least a seventy percent (70%) occupancy rate by September 15, 2020, which has been satisfied. The closing of the transaction is anticipated to occur during the fourth quarter of 2020 with an outside closing date of November 20, 2020; provided, however, that a closing under the Purchase Agreement is currently subject to the satisfaction of customary conditions to closing by the parties, unless the parties mutually agree otherwise. The Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements. Although the Company now believes the dispositions should occur, there can be no assurance that the dispositions will be consummated.

The Company intends to file the Purchase Agreement as an exhibit to its next Quarterly Report of Form 10-Q.

Item 7.01 Regulation FD Disclosure.

On Thursday, September 24, 2020, Preferred Apartment Communities, Inc. (the “Company”) issued a press release announcing an agreement to dispose of its Student Housing Portfolio. A copy of the press release is being filed as

Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release announcing Student Housing Disposition Agreement

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward-looking terminology such as "may," "will," "expects," "should," "plans," "estimates," "anticipates," "projects," "intends," "believes," "outlook" and similar expressions.

The forward-looking statements contained in this Current Report on Form 8-K are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information is inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; estimates relating to our ability to make distributions to our stockholders in the future; availability of qualified personnel; local and national market conditions and trends in our industry; demand for and lease-up of apartment homes, supply of competitive housing product, and other economic conditions; availability of debt and/or equity financing and availability on favorable terms; changes in our asset values; the impact of the coronavirus (COVID-19) pandemic on PAC’s business operations and the economic conditions in the markets in which PAC operates; PAC’s ability to mitigate the impacts arising from COVID-19; the impact of the coronavirus (COVID-19) pandemic on PAC’s business operations and the economic conditions in the markets in which PAC operates; PAC’s ability to mitigate the impacts arising from COVID-19 our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and economic trends and economic recoveries.

Additional discussions of risks, uncertainties and certain other important information appear in our publicly available filings made and to be made with the SEC, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the SEC on August 10, 2020, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 11, 2020, and our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 3, 2020, all under the headings "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations." All information in this Current Report on Form 8-K is as of the date of such report. The Company does not undertake a duty to update forward-looking statements, including its projected operating results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: September 24, 2020	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary